EXHIBIT 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*
I, Ronald A. Sege, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Echelon Corporation on Form 10-K for the fiscal year ended December 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Echelon Corporation.

ECHELON CORPORATION

Date:	March 11, 2015	By:	/s/ Ronald A. Sege
Ronald A. Sege, Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)
I, William R. Slakey, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Echelon Corporation on Form 10-K for the fiscal year ended December 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Echelon Corporation.

ECHELON CORPORATION

Date:	March 11, 2015	By:	/s/ William R. Slakey
William R. Slakey, Executive Vice President and Chief Financial Officer (Principal Financial Officer)
*
A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Echelon Corporation and will be retained by Echelon Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies this Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Registrant (whether made before or after the date of this Form 10-K) under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, irrespective of any general incorporation language contained in such filing.